                                                                    EXHIBIT 10.2



THIS PROMISSORY NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THIS PROMISSORY NOTE HAS BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THIS PROMISSORY NOTE UNDER THE SECURITIES ACT OF 1933 OR AN OPINION OF COUNSEL OF THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT.

                          FIRST AMENDMENT AND RESTATED

                                PROMISSORY NOTE

$3,000,000                       Dallas, Texas                   August 19, 1997


         For value received the undersigned BESTWAY, INC. a Delaware corporation (the "Maker"), hereby promises to pay to O'Donnell & Masur, L.P. (the "Payee"), in lawful money of the United States of America, the principal sum of THREE MILLION DOLLARS AND NO/CENTS ($3,000,000), with interest on the unpaid principal balance thereof from the date of advancement until default or maturity equal to the rate of 6.0% per annum during the first year, and 8% per annum thereafter, calculated on the basis of the actual number of calendar days elapsed but computed as if each year consisted of 360 days.

         Accrued interest shall be due and payable quarter-annually on the first day of January, April, July and October of each calendar year beginning on October 1, 1997 and continuing regularly and quarter-annually thereafter until this Note is paid in full. The principal of this Note and all accrued but unpaid interest shall be due and payable on August 19, 1999. The Maker may at any time and from time to time prepay all or any part of the unpaid principal balance of this Note without premium or penalty.

         Each payment received by the Payee shall be applied first to late charges and collection expenses, if any, then to the payment of accrued but unpaid interest due hereunder, and then to the reduction of the unpaid principal balance hereof.

         If the Maker defaults in the timely payment of any installment of principal or interest due hereunder and such default shall continue uncured for 15 days after the Maker has received written notice of such default from the Payee, the Payee may, at the Payee's option, exercise any or all of the rights, powers and remedies afforded herein or by law, including, without limitation, the right to declare the unpaid principal balance of this Note, together will all accrued but unpaid interest on such principal balance, immediately due and payable.

         The failure by the Payee to exercise any right, power or remedy upon the occurrence of a default by the Maker shall not constitute a waiver of the right to exercise the same or any other right, power or remedy at any subsequent time in respect to any other default. The acceptance by the Payee of any payment hereunder which is less than payment in full of all amounts due and payable at the time of such payment shall not constitute a waiver of the right to exercise of any such right, power or remedy without the written consent of the Payee, except as and to the extent otherwise provided by law.

         Except as may be otherwise provided herein, the makers, signers, sureties, guarantors and endorsers of this Note severally waive demand, presentment, notice of dishonor, notice of intent or demand or accelerate payment hereof, notice of acceleration, diligence in collecting, grace, notice and protest and agree to one or more extension for any period or periods of time and partial payments, before or after maturity, without prejudice to the holder. If this Note shall be collected by legal proceedings or through a probate or bankruptcy court, or shall be placed in the hand of an attorney for collection after default or maturity, the Maker agrees to pay all costs of collection, including reasonable attorney's fees.

         This Note and the Maker's obligations hereunder shall be subordinated, at the option of the Maker, to any other current or future indebtedness of the Maker at any time of from time to time designated by the Maker as senior indebtedness and the Payee agrees to execute a subordination agreement subordinating the indebtedness evidenced by this Note on terms reasonably requested by the holder of any such senior indebtedness of the Maker. The Payee may not sell, transfer or assign this Note or any of its right hereunder without the written consent of the Maker, and the Maker shall in no event be obligated to make payments hereunder to anyone other than the Payee, its successors and permitted assigns.

         THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS WITHOUT GIVING EFFECT TO CONFLICT OF LAWS RULES OR CHOICE OF LAWS RULES THEREOF.

         EXECUTED as of the date first above written.

                                        THE MAKER

                                        BESTWAY, INC.

                                        By: /s/ BETH A. DURRETT
                                           -------------------------------------
                                        Name: Beth A. Durrett
                                             -----------------------------------
                                        Title: Vice President - Finance
                                              ----------------------------------



                                       2